April 27, 2017

DBX ETF TRUST

Deutsche X-trackers Dow Jones Hedged International Real Estate ETF

Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF

Deutsche X-trackers MSCI Australia Hedged Equity ETF

Deutsche X-trackers MSCI Spain Hedged Equity ETF

Deutsche X-trackers S&P Hedged Global Infrastructure ETF

(the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information, each dated September 30, 2016, and as each may be supplemented from time to time

On April 27, 2017, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Deutsche X-trackers Dow Jones Hedged International Real Estate ETF, Deutsche X-trackers Japan JPX-Nikkei 400 Hedged Equity ETF, Deutsche X-trackers MSCI Australia Hedged Equity ETF, Deutsche X-trackers MSCI Spain Hedged Equity ETF and Deutsche X-trackers S&P Hedged Global Infrastructure ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). Each Liquidating Fund with the exception of Deutsche X-trackers MSCI Australia Hedged Equity ETF and Deutsche X-trackers S&P Hedged Global Infrastructure ETF are listed on Bats BZX Exchange, Inc. (“Bats”). Deutsche X-trackers MSCI Australia Hedged Equity ETF and Deutsche X-trackers S&P Hedged Global Infrastructure ETF are listed on NYSE Arca, Inc. (“NYSE Arca” and together with Bats, the “Exchanges”). After the close of business on May 15, 2017, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be May 15, 2017. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about May 26, 2017.

When each Liquidating Fund commences liquidation of its portfolio securities, a Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on May 16, 2017 and May 26, 2017, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares.

Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on May 15, 2017, and may incur typical transaction fees from their broker-dealer. If you still hold shares on May 26, 2017, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this supplement for future reference.